UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052

(Address of principal executive offices, including zip code)

(425) 881-6444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DAIO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Items reported in this filing:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors has elected Steven Waszak to the Board effective December 3, 2025. Mr. Waszak was also named to the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee of the Board.

Mr. Waszak has served as the Chief Financial Officer at SMTC Corporation since March 2018. Mr. Waszak has a Bachelor of Science in Accounting from Loyola Marymount University and is a CPA with the State of California (inactive). Our Chair of the Board, Edward Smith, was CEO of SMTC Corporation from 2017 to May 2024. Mr. Smith is currently the Executive Chairman of the Board at SMTC Corporation.

There were no arrangements or understandings pursuant to which he was selected. There have been no related person transactions. He will receive prorated the Data I/O Director standard retainer compensation and a grant of Restricted Stock Units equivalent to the prorated annual Director grant using the fair value on the date of appointment and vesting as of the next annual meeting of shareholders.

Data I/O Corporation has appointed Edward Smith to Chair of the Board, taking the place of Sally Washlow who will remain on the Board and assumes the position of Chair of the Compensation Committee.

Item 7.01: Regulation FD Disclosure

On December 4, 2025, Data I/O Corporation (the “Company”) issued a press release titled “Data I/O Announces Strengthening of Board of Directors.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release: Data I/O Announces Strengthening of Board Directors

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

December4, 2025	By:	/s/Charles J. DiBona
Charles J. DiBona
Vice President and Chief Financial Officer

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